Exhibit 10.5

LOAN AGREEMENT

By and Between

AEGIS IDENTITY SOFWARE, INC.

as Borrower

and

NATIONAL COMMUNITY DEVELOPMENT FUND I, LLC

LOAN AGREEMENT

This Loan Agreement (“Agreement”) is dated effective as of April 2, 2014, by and between Aegis Identity Software, Inc., a Colorado corporation (“AEGIS” or “Borrower”), with a current address of 750 W. Hampden Ave., Suite 120, Englewood, CO 80110, and National Community Development Fund I, LLC a Delaware limited liability company (“NCDF”), with a current address of 11777 San Vicente Blvd, Suite 550, Los Angeles, CA 90049.  The parties to this Agreement shall be referred to collectively herein as the “Parties.”

WITNESSETH

WHEREAS, all capitalized terms used in this Agreement without definition have the meanings set forth below in Section 1 or as otherwise set forth or referenced in this Agreement.

WHEREAS, NFDC has agreed to make the Loan to Borrower in the Maximum Loan Amount.  Borrower will use the Loan for business operations and capital investment pursuant to that certain Promissory Note dated April 1, 2014, by and between NFDC and Borrower, in the principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the “Promissory Note”) attached collectively hereto as Exhibit A.

WHEREAS, the Loan is evidenced by that certain Promissory Note.

WHEREAS, Guarantor(s) have agreed to guaranty Borrower’s obligations to NCDF in accordance with the Guaranty.

WHEREAS, in consideration for the Loan, AEGIS agrees to issue to a party designed by NDCF (the “Unit Assignee-) up to one million (1,000,000) Units, as defined herein and pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt, adequacy and sufficiency of which are acknowledged and affirmed by the Parties, NCDF and Borrower agree as follows:

AGREEMENT

1.           Definitions.

As used in this Agreement, the following terms have the meanings set forth below:

“Agreement- means this Loan Agreement and all exhibits attached hereto, as such agreement may be modified and amended from time to time.

“Borrower” means Aegis Identity Software, Inc., a Colorado corporation.

“Closing” means the closing of the transactions contemplated by this Agreement to take place at the offices of Aegis Identity Software, Inc., 750 W. Hampden Ave., Suite 120, Englewood, CO, or at such other location as NCDF and Borrower shall mutually agree, at 10:00 a.m. local time on the date of this Agreement.

“Closing Checklist” means the checklist of the Loan Documents maintained by counsel for NCDF and circulated among the Parties.

“Closing Date” means the date of this Agreement.

“Collateral” means certain contracts and accounts receivable of the Borrower and any proceeds related thereto as listed on Schedule A (Contracts), as mutually agreed and designated by the Parties with an aggregate value of at least the Maximum Loan Amount.

“Costs” means those costs as defined and described in Section 2.4 and 2.9 herein.

“Financial Information” means all financial statements and other financial information currently required under the Loan Documents.

“Financing Statement” means a UCC financing statement naming Borrower as debtor, in favor of NCDF, as secured party, to be filed in the Office of the Secretary of State of Colorado and such other offices as may be required by NCDF.

“GAAP” means generally accepted accounting principles in the United States, applied on a consistent basis.

“Guarantor(s)” means Ralph Armijo, an individual.

“Guaranty.” or “Guaranties” means, individually and collectively, each Payment Guaranty of even date herewith executed by a Guarantor and providing such Guarantor’s guaranty of the Loan, attached hereto as Exhibit B.

“Interest Rate” means the rate of interest provided for in the Note of fifteen percent (15%).

“Loan” means the loan contemplated herein from NCDF to Borrower in the Maximum Loan Amount.

“Loan Documents” means, collectively, this Agreement, the Promissory Note, the Security Agreement, attached hereto as Exhibit C, the Guaranties, the Warrant Agreement together with all of their exhibits and schedules, security agreements, financing statements, and lockbox agreements attached thereto, and all other documents which evidence, guaranty, secure or otherwise pertain to the Loan.

“Material Adverse Change” means all or any of the following:  (a) as to Borrower, the likely inability or reasonably anticipated inability of Borrower to pay and perform its respective obligations under and in full compliance with the terms of the Loan Documents as a result of (i) a material and adverse effect on the condition (financial or otherwise), assets or business of Borrower (other than change solely as a result of a change in the financial markets), or (ii) a material and adverse effect on the status of the liens in favor of NCDF on the Collateral; and (b) as to a Guarantor, a material and adverse effect on the condition (financial or otherwise), assets or business of a Guarantor (other than a change solely as a result of a change in the financial markets).

“Maximum Loan Amount” means the maximum principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00)

“Requirements” means all applicable laws, regulations, orders, building codes, restrictions and requirements of, and all agreements with and commitments to, all governmental, judicial or legal authorities having jurisdiction over the Collateral.

“Settlement Statements” means the statements detailing all inflows, outflows, costs and expenses of the transaction for both parties, including without limitation the Disbursement Request and Authorization to be executed by Borrower at Closing.

“Unit” means one (1) share of issued and outstanding common stock of Borrower, par value $.001 per share, and one (1) Warrant.

“Warrant” means a common stock purchase warrant allowing the Unit Assignee to purchase one (1) share of issued and outstanding common stock of Borrower, at a price per share of Fifty Cents ($0.50), for a period of ten (10) years from the date of issuance of the warrant, such warrant being in the form attached hereto as Exhibit D.

2.           Loan Agreement.

2.1.           Disbursements.  NCDF will make disbursements of the Loan in two (2) advances of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00).  The initial advance of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00) shall be made at Closing pursuant to the terms of the Promissory Note (“Initial Advance”).  The second advance of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00) shall be made no later than ninety (90) days after the date of Closing pursuant to the terms of the Promissory Note (“Second Advance”), at the request of Borrower, in its sole discretion, and subject to NCDF’s approval of sufficient collateral.  Borrower may draw amounts under the Initial Advance and Second Advance from time to time as determined by Borrower and NCDF, but in no event shall the principal balance outstanding under either the Initial Advance or Second Advance exceed Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00).  Borrower is not obligated to draw on the Second Advance.  Borrower may continue to draw on the Initial Advance until the maximum amount is outstanding and is required to draw on the Second Advance for any additional funds.

2.2.           Right to Sell.  NCDF shall have the right to sell, transfer or assign this Loan Agreement or any of its rights, title, interests and obligations under this Loan Agreement or Loan Documents.  Borrower shall reasonably cooperate with respect to any such sale, transfer or assignment of NCDF’s rights and such cooperation shall include the execution and delivery of such documents as NCDF shall reasonably require to complete such sale, transfer or assignment.

2.3.           Loan Term.  The initial term of the Loan shall be six (6) months and shall begin immediately following the Parties’ execution of the Loan Documents on the Closing Date.

2.4.           Additional Loan Terms.  Borrower shall pay NCDF’s attorneys fees and costs of Three Thousand Five Hundred and No/100 Dollars ($3,500.00) to be paid by Borrower at Closing.

2.5.           Granting of Units.  Borrower shall issue Units to the Unit Assignee, in accordance with the following vesting schedules:

(i)           Initial Advance Vesting Dates:

(a)          one hundred sixty-six thousand six hundred sixty six (166,666) Units shall be issued to NCDF on May 2, 2014;

(b)          one hundred sixty-six thousand six hundred sixty six (166,666) Units shall be issued to NCDF on June 2, 2014;

(c)          one hundred sixty-six thousand six hundred sixty seven (166,667) Units shall be issued to NCDF on July 2, 2014;

The Units vested under these Sections 2.5(i)(a)-(c) shall be hereinafter referred to as the “Initial Advance Units”.

(ii)           Second Advance Vesting Dates:

(a)          one hundred sixty-six thousand six hundred sixty seven (166,667) Units shall be issued to NCDF on the date thirty (30) days after the date the Second Advance is made;

(b)          one hundred sixty-six thousand six hundred sixty seven (166,667) Units shall be issued to NCDF on the date sixty (60) days after the date the Second Advance is made;

(c)          one hundred sixty-six thousand six hundred sixty seven (166,667) Units shall be issued to NCDF on the date ninety (90) days after the date the Second Advance is made.

The Units vested under these Sections 2.5(ii)(a)-(c) shall be hereinafter referred to as the “Second Advance Units”.

Notwithstanding anything contained herein to the contrary, if Borrower pays the outstanding balance of the Initial Advance in full prior to an Initial Advance Vesting Date set forth in Sections 2.5(i)(a)-(c) above, and no other advances are made under the Initial Advance, all rights of NCDF to receive Initial Advance Units granted after such date the full payment is made, shall terminate.  If, however, Borrower makes any advance under the Second Advance, all unvested Initial Advance Units shall become immediately vested to NCDF.  If Borrower pays the outstanding balance of the Second Advance in full prior to a Second Advance Vesting Date set forth in Sections 2.5(i)(a)-(c) above, and no other advances are made under the Second Advance, all rights of NCDF to receive Second Advance Units granted after such date the full payment is made, shall terminate.  If Borrower does not take an advance under the Second Advance then no Second Advance Units will be due or issued.  Borrower will issue the Initial Advance Units and the Second Advance Units in two separate instances within five (5) business days of the final vesting for the applicable advance.

(iii)           Restricted Legend.  It is understood that the certificates evidencing the shares of common stock issued in connection with the Unit will bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECRITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.”

(iv)           Representations and Warranties of NCDF.  NCDF represents and warrants to Borrower, as of each issuance of the Units upon vesting, as follows:

(1)           Entirely for Own Account.  This Agreement is made with NCDF in reliance upon NCDF’s representation to Borrower, which by NCDF’s execution of this Agreement confirms, that the Units to be received by the Unit Assignee, will be acquired for investment for the Unit Assignee’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Unit Assignee, has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, the Parties acknowledge that upon execution of this Agreement, NCDF has assigned its rights to receive the Units to the Unit Assignee and that the Borrower shall issue the Units directly to the Unit Assignee.

(2)           Disclosure of Information.  NCDF believes it has received all the information it considers necessary or appropriate for deciding whether to receive the Units.  NCDF further represents that it has had an opportunity to ask questions and receive answers from Borrower regarding the Units and the business, properties, prospects and financial condition of Borrower and to obtain additional information (to the extent Borrower possessed such information or could acquire it without unreasonable effort or expense) and/or conduct its own independent investigation necessary to verify the accuracy of any information furnished to NCDF or to which NCDF had access.

(3)           Investment Experience.  NCDF is experienced in evaluating and investing in private placement transactions in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Units.  NCDF represents that this is a suitable investment for it.

(4)           Restricted Securities.  NCDF understands that the Units are being issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  NCDF also understands that Units may not be sold, transferred or otherwise disposed of by it without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Units or the underlying shares or an available exemption from registration under the Securities Act, the Units and the underlying shares must be held indefinitely.  In particular, NCDF is aware that the Units and the underlying shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met.  Among the conditions for use of Rule 144 may be the availability of current information to the public about Borrower.  Such information is not now available and Borrower has no present plans to make such information available.  In this connection, NCDF represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(5)           Transfer Restrictions.  Without in any way limiting the representations set forth above, NCDF further agrees that the Unit Assignee, shall not to make any disposition of all or any portion of the Units or the underlying shares unless and until the transferee has agreed in writing for the benefit of Borrower to be bound by this Section 2.5(iv), provided and to the extent this Section and such agreement are then applicable.

(6)           Illiquid Investment.  NCDF understands that Borrower has no present intention of registering the Units or the underlying shares.  NCDF further understands that no market exists for the Units or the underlying shares, and there can be no assurance that a market will develop.  Accordingly, the Units and the underlying shares represent a very illiquid investment with no assurance of an available exit strategy for NCDF.

(7)           Residence.  NCDF resides at the address listed in this Agreement.

(8)           Accredited Investor.  NCDF represents and warrants that it is familiar with the definition of “accredited investor” under the Securities Act, and, that it is an “accredited investor” within the meaning of the rules and regulations of the Securities Act.

2.6.           Permits, Licenses and Approvals.  Borrower shall properly obtain, comply with and keep in effect all permits, licenses and approvals which are required to be obtained from governmental bodies in order to construct, occupy, operate, market and lease or sell the business operations of Borrower.  If requested by NCDF, Borrower shall promptly deliver copies of all such permits, licenses and approvals to NCDF.

2.7.           Site Visits.  Borrower shall permit NCDF and its agents and representatives, at any reasonable time and at their own risk, to enter and visit the Borrower’s premises for the purposes of performing an appraisal, observing the work of construction and examining all materials, plans, specifications, working drawings and other matters relating to the Borrower’s premises.  NCDF also has the right to examine, copy and audit the books, records, accounting data and other documents of Borrower and its contractors and NCDF may conduct lien waiver audits.  In each instance, NCDF shall give Borrower reasonable notice before visiting Borrower.  NCDF shall make reasonable efforts to avoid interfering with Borrower’s use of the Collateral when exercising any of the rights granted in this Section and will not disclose confidential or proprietary information to third parties or use such information except in accordance with this Agreement.

2.8.           Insurance.  Borrower, at its expense, shall obtain and deliver to NCDF policies of insurance providing the following:

(a)           Policies of insurance evidencing general liability coverage in amounts not less than One Million and No/100 Dollars ($1,000,000.00) (each occurrence), and Two Million and No/100 Dollars ($2,000,000.00) (aggregate) shall be in effect with respect to Borrower.  Such policies must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations;

(b)           If applicable, evidence of worker’s compensation insurance coverage satisfactory to NCDF;

(c)           Such other insurance as NCDF may reasonably require; and

(d)           All insurance policies shall (i) be issued by an insurance company having a rating of “A” VII or better by A.M. Best Co., in Best’s Rating Guide, (ii) name NCDF as an additional insured on all liability insurance and as mortgagee and loss payee on all casualty insurance, (iii) provide that NCDF is to receive thirty (30) days written notice prior to non-renewal or cancellation, (iv) be evidenced by a certificate of insurance to be held by NCDF, and (v) be in form and amounts reasonably acceptable to NCDF.

2.9.           Payment of Expenses.  Borrower shall pay NCDF’s costs and expenses reasonably incurred in connection with the making, disbursement and administration of the Loan, as well as any revisions, extensions, renewals or “workouts” of the Loan, and in the exercise of any of NCDF’s rights or remedies under this Agreement, except to the extent prohibited by law.  Such costs and expenses include charges for filing, recording and escrow charges, fees for appraisal and appraisal review, architectural and engineering review, construction services and environmental services, inspections, mortgage taxes, legal fees and expenses of NCDF’s counsel and any other reasonable fees and costs for services, regardless of whether such services are furnished by NCDF’s employees or agents or independent contractors.  Borrower acknowledges that amounts payable under this Section are not included in any loan or commitment fees for the Loan.  All such sums incurred by NCDF and not reimbursed by Borrower within five (5) business days of receipt of invoice shall be considered an additional loan to Borrower secured by the collateral at the Default Rate provided in the Promissory Note.

2.10.           Financial and Other Information of Borrower.  Borrower shall keep true and correct financial books and records, using GAAP, or such other accounting principles as NCDF in its reasonable judgment may find acceptable from time to time.  Borrower shall provide to NCDF the following:

(a)           Within thirty (30) days after the filing thereof, signed copies of Borrower’s federal and state tax returns and all supporting schedules (including K-1’ s); and

(b)           Within thirty (30) days after the end of each calendar quarter, operating statements (as applicable) for Borrower, and such other information as NCDF may reasonably request.

2.11.           Financial and Other Information of Guarantors.  Borrower shall cause each Guarantor to keep true and correct financial books and records, using GAAP, or such other accounting principles as NCDF in its reasonable judgment may find acceptable from time to time.  Borrower shall cause each Guarantor to provide to NCDF the following:

(a)           Within thirty (30) days of the annual expiration of the previous financial statement provided to NCDF, Guarantors’ annual financial statements, real estate and asset schedule and statement of contingent liabilities on NCDF approved forms.

2.12.           Notices.  Borrower shall promptly notify NCDF in writing of:

(a)           Any litigation affecting Borrower or any manager of Borrower where the amount claimed is Seventy Five Thousand Dollars ($75,000.00.00) or more or any litigation affecting any Guarantor where the amount claimed is Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) or more;

(b)           Any communication, whether written or oral, that Borrower receives from any governmental, judicial or legal authority, giving notice of any claim or assertion that the Collateral fails in any material respect to comply with any of the Requirements or any other applicable governmental law;

(c)           Any material adverse change in the condition of the Collateral or Borrower’s financial condition or operations;

(d)           Any material default not timely cured under any lease; and

(e)           Any material default not timely cured of Borrower or its affiliates under any other material agreement, contract or order.

2.13.           Keeping Guarantors Informed.  Borrower shall keep Guarantors informed of Borrower’s financial condition and business operations, the condition and all uses of the Collateral, including all changes in condition or use, and any and all other circumstances which may affect Borrower’s ability to pay or perform its obligations under the Loan Documents.  In addition, Borrower shall deliver to Guarantors all of the financial information described in Section 2.10 above as well as the Schedule K-1 or equivalent relating to any tax return filed by Borrower.

2.14.           Performance of Acts.  Upon request by NCDF, Borrower shall perform all reasonable acts (including the execution of documents) which may be necessary or advisable to perfect any lien or security interest provided for in the Loan Documents, to complete an assignment of the Loan Documents, or to carry out the intent of the Loan Documents.

2.15.           Lock Box Agreement.  Lender may request at any and all times that contracts and accounts receivable of Borrower be paid through a Lock Box Agreement, as determined by Lender, for the receipt of payments on the accounts receivable of Borrower, in accordance with a form and execution as determined by Lender.

2.16.           Negative Covenants.  Without NCDF’s prior written consent, Borrower shall not:

(a)           engage in any business activities substantially different from Borrower’s present business;

(b)           liquidate or dissolve Borrower’s business;

(c)           acquire or purchase any business or substantially all of the assets of any business such that the acquisition or purchase materially impairs Borrower’s obligations under this Agreement;

(d)           enter into any consolidation, merger, pool, joint venture, syndicate, or other combination;

(e)           sell or otherwise dispose of any assets, including the Collateral, for less than fair market value or in the ordinary course of business;

(f)           enter into any sale and leaseback agreement covering the Collateral or any of the fixed or capital assets of Borrower;

(g)           allow liens on the Collateral other than liens in favor of NCDF with the prior consent of, NCDF;

(h)           other than the Loan, incur, assume or become liable for any additional direct, indirect or contingent liabilities, above the aggregate amount of One Hundred Thousand and No/100 Dollars ($100,000.00).

2.17.           Appraisals.  NCDF has the right to order appraisals of the Collateral from time to time from an appraiser selected by NCDF, which appraisals shall comply with all federal and state standards for appraisals and otherwise shall be satisfactory to NCDF in all material respects.  Borrower shall pay all costs and expenses for any appraisals, appraisal reviews or updates to such appraisals and update reviews.

2.18.           Waiver of Fee.  As an inducement for Borrower, NCDF has agreed to waive any and all fees that it would be entitled to under that certain Amended and Restated Agreement, dated as of January 27, 2014, between Borrower and NCDF, in connection with the consummation of this transaction.

3.           Representations and Warranties.  Borrower promises that each representation and warranty set forth below is true, accurate and correct in all material respects to the actual knowledge of Borrower as of the date of this Agreement.  Each draw request shall be deemed to be a reaffirmation at the time of such request of each and every representation and warranty made by Borrower in this Agreement.

3.1.           Authority.  Borrower has complied in all material respects with any and all laws and regulations concerning its organization, existence and the transaction of its business.  Borrower has the right and power to own and lease the Collateral.

3.2.           Compliance.  Borrower is familiar and has complied in all material respects with all of the Requirements, as well as all other applicable laws, regulations and ordinances.  Borrower has properly obtained all permits, licenses and approvals necessary to construct, occupy, operate, market and lease or sell the Collateral in accordance with all Requirements, and if requested, Borrower has delivered true and correct copies of them to NCDF.

3.3.           Enforceability.  Borrower is authorized to execute, deliver and perform under the Loan Documents.  Upon execution the Loan Documents will be valid and binding obligations of Borrower.

3.4.           No Violation.  To the best of Borrower’s knowledge, Borrower is not in violation of any law, regulation or ordinance, or any order of any court or governmental entity, and no provision or obligation of Borrower contained in any of the Loan Documents violates any of the Requirements, any other applicable law, regulation or ordinance, or any order or ruling of any court or governmental entity.  No such provision or obligation conflicts with, or constitutes a breach or default under, any agreement binding or regulating the Collateral.

3.5.           No Claims.  There are no claims, actions, proceedings or investigations pending against Borrower or affecting the Collateral except for those previously disclosed by Borrower to NCDF in writing.  To the best of Borrower’s knowledge, there has been no threat of any such claim, action, proceeding or investigation, except for those previously disclosed by Borrower to NCDF in writing.

3.6.           Financial Information.  All financial information which has been and will be delivered to NCDF, including all information relating to the financial condition of Borrower or any of Borrower’s managing or other members, or Guarantors, or the Collateral, fairly and accurately represents the financial condition being reported on.  All such information was prepared in accordance with GAAP, unless otherwise noted.  There has been no material adverse change in any financial condition reported at any time to NCDF.

3.7.           Accuracy.  All reports, documents, instruments, information and forms of evidence which have been delivered to NCDF concerning the Loan or required by the Loan Documents are accurate, correct and sufficiently complete in all material respects to give NCDF true and accurate knowledge of their subject matter.  To Borrower’s knowledge, none of them contains any material misrepresentation or omission.

3.8.           Taxes.  Borrower has filed all required state, federal and local income tax returns or obtained extensions, and has paid all taxes which are due and payable.  Borrower knows of no basis for any additional assessment of taxes.

3.9.           Borrower Not a “Foreign Person”.  Borrower is not a “foreign person” within the meaning of Section 1445(0(3) of the Internal Revenue Code of 1986, as amended from time to time.

3.10.           Disclosure to Guarantors.  Before Guarantors became obligated in connection with the Loan, Borrower made full disclosure to Guarantors regarding Borrower’s financial condition and business operations, the present and former condition, uses and ownership of the Collateral, and all other circumstances bearing upon Borrower’s ability to pay and perform its obligations under the Loan Documents.

3.11.           Office of Foreign Asset Control.  Neither Borrower nor any Guarantor shall (a) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits NCDF from making any advance or extension of credit to Borrower or from otherwise conducting business with Borrower and the Guarantors, or (b) fail to provide documentary and other evidence of Borrower’s identity as may be requested by NCDF at any time to enable NCDF to verify Borrower’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318 (the “Patriot Act”).  In addition, Borrower hereby agrees to provide to NCDF any additional information that NCDF deems necessary from time to time in order to ensure compliance with all applicable laws, rules and regulations concerning money laundering and similar activities.

3.12.           Stock Restrictions.  Except for (a) Borrower’s obligations under the Stock Purchase Agreement, dated March 18, 2014, between DLW, LLC and Borrower, the Fee Agreement, dated September 13, 2013, between James E. Sullivan and Borrower and the Fee Agreement, dated August 30, 2013, between Richard Rivera, MD and Borrower, and (b) employee stock options granted in the ordinary course of business, no additional issuance of shares, warrants, options or stock rights of any kind shall be made by approval.  No transfer, sale of stock, stock dividends or issuance of stock rights shall be made without NCDF’s approval.  No pledge of stock as collateral shall be made without NCDF’s approval which shall not be unreasonably withheld, conditioned or delayed.  No re-organization, no re-capitalization or restructure of the company’s equity, in all forms, shall be made without NCDF’s approval.  Further, Borrower represents that there are no stock options, or other stock rights, currently outstanding other than those provided for herein or previously disclosed to NCDF, including any employee stock consideration in whatever form.

4.           Conditions Precedent to Closing.  Satisfaction of the following are conditions precedent to NCDF’s obligations to close the Loan:

4.1.           Financial Statements of Borrower and Guarantors and Other Financial Information.  Borrower shall deliver to NCDF the Financial Information, certified as being true, correct and complete in all material respects by an authorized officer or the managing member of the Borrower.

4.2.           Organizational Documents.  Borrower has provided at Borrower’s cost and expense, all organization documents requested by NCDF in its sole and exclusive discretion including all consents of Borrower authorizing the execution of this Agreement and the Loans contemplated herein.

4.3.           Insurance.  Borrower has provided evidence of the insurance required by Section 3.3 above.

4.4.           General Information.  If requested by NCDF, Borrower has provided NCDF with legible copies of all ongoing construction agreements for any and all leases, letters of intent and sales contracts affecting the Collateral, and such other Collateral-related information which NCDF may reasonably request.

4.5.           Loan Documents.  Borrower has executed or obtained the execution of, and delivered to NCDF, all applicable documents and instruments in form and content required by NCDF and its counsel, including, without limitation, the following Loan Documents, and any and all other such documentation reasonably required by NCDF:

(a)           This Agreement;

(b)           The Note;

(c)           The Financing Statement, which shall be duly filed with the Colorado Secretary of State;

(d)           The Guaranties;

(e)           Such certificates and resolutions as may be required by NCDF relating to Borrower;

(f)           Such other documents included in the Closing Checklist or as NCDF may reasonably require.

4.6.           Fees.  Borrower has paid to NCDF, in immediately available funds, all fees and costs called for under this Agreement.

4.7.           No Material Adverse Change.  Subsequent to the date that Borrower’s initial request for the Loan was submitted to NCDF, there has been no Material Adverse Change with respect to Borrower, any Guarantor or the Collateral.

4.8.           Miscellaneous.  Borrower has delivered to NCDF any other item or items reasonably deemed necessary to NCDF, and has fulfilled any other condition reasonably required by NCDF.

5.           Default and Remedies.

5.1.           Events of Default.  The occurrence of any one or more of the following events is a default under this Agreement (each, an “Event of Default”):

(a)           Borrower or Guarantors fail to pay on the date due any monetary amount under any Loan Document; or

(b)           Borrower or Guarantors fail to comply with any non-monetary covenant contained in this Agreement or any other Loan Document that is not otherwise expressly addressed in this Section 5.1 and does not cure such failure within thirty (30) days after written notice from NCDF; provided, however, Borrower has such additional time to cure any such failure, not to exceed a total of sixty (60) days, if Borrower at all times diligently pursues the cure of such failure to NCDF’s reasonable satisfaction; or

(c)           Borrower or any Guarantor becomes insolvent or the subject of any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships, and, with respect to any such proceeding that is involuntary, such proceeding is not dismissed within sixty (60) days of the filing thereof (“Insolvency Proceeding”); or

(d)           Borrower or Guarantors dissolve, terminate or liquidate; or

(e)           Borrower’s managing member or senior management ceases for any reason to act in that capacity or any other change occurs in the current senior management of Borrower; or

(f)           Any representation or warranty made or given in any of the Loan Documents proves to be false or misleading in any material respect; or

(g)           Borrower fails to comply in any material respect with any provision contained in this Agreement, and does not cure that failure either (i) within an initial cure period of thirty (30) consecutive days after written notice from NCDF, or (ii) within sixty (60) days after such written notice, so long as Borrower begins within the initial cure period and diligently continues to cure the failure, and NCDF, exercising reasonable judgment, determines that the cure cannot reasonably be completed at or before expiration of the initial cure period; or

(h)           An Event of Default (as defined in the applicable Loan Document) occurs under any of the Loan Documents; or

(i)           Any Guarantor fails to comply in any material respect with any covenant contained in the Guaranty and such failure remains uncured after all applicable notice and cure periods set forth in the Guaranty have expired; or

(j)           As a result of any act or omission of Borrower, NCDF fails to have an enforceable first lien on or security interest in any property given as security for the Loan (except as otherwise agreed by NCDF in writing); or

(k)           There is a Material Adverse Change with respect to Borrower, any Guarantor or the Collateral, or an event or condition that materially impairs Borrower’s intended use of the Collateral or Borrower’s or Guarantor’s ability to repay the Loan; or

(l)           Any failure, breach or default by Borrower under the Other Loans, it being the intention and agreement of NCDF and Borrower to cross-default the Loan and the Other Loans with one another.  As used in this paragraph, “Other Loans” means any existing or future loans by NCDF with Borrower; or

(m)           Any sale of an ownership interest in Borrower without the prior written consent of NCDF, which consent shall not be unreasonably withheld, conditioned or delayed; or

(n)           Notwithstanding anything contained herein to the contrary, if any Event of Default, other than an Event of Default under Section 5.1(a) above, is curable and if Borrower has not been given a notice of breach of the same provision of this Agreement within the preceding sixty (60) days, such Event of Default may be cured if Borrower, after NCDF sends written notice to Borrower demanding cure of such default:  (I) cures the default within twenty (20) days; or (2) if the cure requires more than twenty (20) days, immediately initiates steps which NCDF deems in NCDF’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance within sixty (60) days from the date of delivery of written notice to Borrower of such Event of Default.

5.2.           Remedies.

(a)           if an Event of Default occurs under this Agreement, NCDF may exercise any right or remedy which it has under any of the Loan Documents, or which is otherwise available at law or in equity or by statute and all of NCDF’s rights and remedies shall be cumulative.

(b)           Upon the occurrence of an Event of Default, all of Borrower’s obligations under the Loan Documents may become immediately due and payable without additional notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other additional notices or demands of any kind or character, all at NCDF’s option, exercisable in its sole discretion.

6.           Jury Waiver.  THE UNDERSIGNED BORROWER, GUARANTORS AND NCDF HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND NCDF ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT OR ANY OTHER RELATED DOCUMENT.  THIS PROVISION IS A MATERIAL INDUCEMENT TO NCDF TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

7.           Miscellaneous Provisions.

7.1.           Right to Set Off.  Borrower grants to NCDF (i) the right at any time and from time to time after any Event of Default, in the absolute and sole discretion of NCDF and without demand or notice to Borrower, to set-off and apply any amounts held in Borrower’s funds account, the Loan funds account and any or all other deposits (whether certificates of deposit, demand, general, savings, special, time or other, and whether provisional or final) held and any other liabilities or other obligations of NCDF to Borrower (“Deposits, Liabilities and Obligations”) against or to Borrower’s obligations under the Loan Documents, regardless of whether such Deposits, Liabilities or Obligations are contingent, matured or unmatured, and (ii) a security interest in the Deposits, Liabilities and Obligations.

7.2.           No Waiver; Consents.  Each waiver by NCDF must be in writing, and no waiver shall be construed as a continuing waiver.  No waiver shall be implied from NCDF’s delay in exercising or failure to exercise any right or remedy against Borrower or any security.  Consent by NCDF to any act or omission by Borrower shall not be construed as a consent to any other or subsequent act or omission or as a waiver of the requirement for NCDF’s consent to be obtained in any future or other instance.  All rights and remedies of NCDF are cumulative.

7.3.           Purpose and Effect of NCDF Approval.  NCDF’s approval of any matter in connection with the Loan shall be for the sole purpose of protecting NCDF’s security and rights.  No such approval shall result in a waiver of any default of Borrower under this Agreement.  In no event shall NCDF’s approval be a representation of any kind with regard to the matter being approved.

7.4.           Reserved for Future Use.

7.5.           Joint and Several Liability.  If Borrower consists of more than one person or entity, each shall be jointly and severally liable to NCDF for the faithful performance of this Agreement.

7.6.           Notices.  All notices given under this Agreement shall be in writing and shall be given either by personal delivery, overnight receipted courier (such as Federal Express), or by registered or certified United States mail, postage prepaid, sent to the party at its address appearing below, or via electronic mail.  Notices are effective upon receipt or when proper delivery is refused.  Addresses for notice may be changed by either party by notice to the other party in accordance with this Section.  Service of any notice on Borrower is effective service on Borrower for all purposes.

Address where notices to NCDF are to be sent:

National Community Development Fund I, LLC
c/o John Vasquez
11777 San Vicente Blvd, Suite 550,
Los Angeles, CA  90049

With a copy to:

Donelson Barry, LLC
c/o Stephen W. Donelson, Esq.
8001 Arista Place - Suite 400
Broomfield, Colorado  80021

Address where notices to Borrower are to be sent:

AEGIS Identity Software, Inc.
c/o Ralph Armijo
750 W. Hampden Ave., Suite 120
Englewood, CO  80110

7.7.           Authority to File Notices and Power of Attorney.  Borrower irrevocably appoints NCDF as its attorney-in-fact, with full power of substitution, to file for record, at Borrower’s cost and expense and in Borrower’s name, any notices of completion, notices of cessation of labor, or any other notices that NCDF in its sole discretion may consider necessary or desirable to protect its security under the Loan Documents, if Borrower fails to do so after three (3) day’s written notice from the NCDF.  Further, Borrower irrevocably appoints NCDF as its attorney-in-fact, with full power of substitution, to execute, file, seal, deliver and file for record, financing statement to NCDF in the place of Borrower if Borrower does not execute and deliver such financing statement upon NCDF’s request.  The appointments granted in this Section 7.7 shall each be deemed to be a power coupled with an interest.  Notwithstanding anything contained herein to the contrary, the appointments granted in this Section 7.7 shall expire upon the full payment of the Loan and termination of this Agreement.

7.8.           Actions.  NCDF has the right, but not the obligation, to commence, appear in, and defend any action or proceeding which might affect its security or its rights, duties or liabilities relating to the Loan, the Collateral, or any of the Loan Documents.  Borrower shall pay promptly on demand all of NCDF’s reasonable out-of-pocket costs, expenses, and legal fees and expenses of NCDF’s counsel incurred in those actions or proceedings.

7.9.           Attorneys’ Fees.  Borrower agrees to pay all of NCDF’s reasonable costs and expenses, including attorneys’ fees, which may be incurred in enforcing or protecting NCDF’s rights or interests under the Loan Documents.  From the date due to the law firm pursuant to the terms of its invoice until paid in full to NCDF, all such sums shall bear interest at the default rate.  Whenever Borrower is obligated to pay or reimburse NCDF for any attorneys’ fees, those fees shall include the allocated costs for services of in-house counsel.

7.10.           Indemnification.  Except as it may conflict with Section 7.9 above with regard to disputes between Borrower and NCDF, to the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and save harmless NCDF, its directors, officers, agents and employees for, from and against any and all liability, expense or damage of any kind or nature and for, from and against any suits, claims or demands, including reasonable legal fees and expenses on account of any matter or thing or action or failure to act by Borrower, whether in suit or not, arising out of this Agreement or in connection herewith, excluding, however, all matters arising out of the NCDF’s or its agents’ gross negligence or willful misconduct.  Upon receiving knowledge of any suit, claim or demand asserted by a third party that NCDF believes is covered by this indemnity, NCDF shall give Borrower notice of the matter and an opportunity to defend it, at Borrower’s sole cost and expense, with legal counsel satisfactory to NCDF.  NCDF may also require Borrower to so defend the matter.  The obligations on the part of Borrower under this Section 8.10 shall survive the closing of the Loan and the repayment thereof.

7.11.           Governing Law and Jurisdiction.  This Agreement and the Loan Documents are governed by, and construed in accordance with, the laws of the State of Colorado.  Borrower hereby submits to jurisdiction and venue in the City and County of Denver, Colorado the (“County”), and agrees that any and all litigation or arbitration proceedings shall be maintained in the County.  Without limiting the generality of the foregoing, Borrower hereby waives and agrees not to assert by way of motion, defense, or otherwise in such suit, action, or proceeding, any claim that any Borrower is not personally subject to the jurisdiction of the courts of the County, and the United States District Court for the State of Colorado, that such suit, action, or proceeding is brought in an inconvenient forum, or that the venue of such suit, action, or proceeding is improper.

7.12.           Heirs, Successors and Assigns; Participations.  The terms of this Agreement bind and benefit the heirs, personal representatives, successors and assigns of the parties; provided, however, that Borrower may not assign this Agreement or any Loan funds, or assign or delegate any of its rights or obligations, without the prior written consent of NCDF in each instance.  NCDF in its sole discretion may sell or assign participations or other interests in all or part of the Loan on the terms and subject to the conditions of the Loan Documents, all without notice to or the consent of Borrower.  Also without notice to or the consent of Borrower, NCDF may disclose to any actual or prospective purchaser of any securities issued or to be issued by NCDF, and to any actual or prospective purchaser or assignee of any participation or other interest in the Loan or any other loans made by NCDF to Borrower (whether under this Agreement or otherwise), any financial or other information, data or material in NCDF’s possession relating to Borrower, the Loan, the Loan Documents or the Collateral; provided that such disclosure is only made subject to an obligation by recipient not to disclose or use for any purpose other than to evaluate the transaction and the potential purchaser is informed that Borrower is not providing the information or involved in the transaction.  NCDF will indemnify Borrower for any claims or liabilities resulting from the sale or assignment of any participation, interests or the Units, except such transfer to the Unit Assignee.

7.13.           Relationships With Other NCDF Customers.  From time to time, NCDF may have business relationships with Borrower’s customers, suppliers, contractors, members, tenants, partners, shareholders, officers or directors, or with businesses offering products or services similar to those of Borrower, or with persons seeking to invest in, borrow from or lend to Borrower.  Borrower agrees that NCDF may extend credit to such parties and may take any action it may deem necessary to collect the credit, regardless of the effect that such extension or collection of credit may have on Borrower’s financial condition or operations.  Borrower further agrees that in no event is NCDF obligated to disclose to Borrower any information concerning any other NCDF customer.

7.14.           Restriction on Personal Property.  Borrower shall not sell, convey, or otherwise transfer or dispose of its interest in any personal property or stock portfolio in which NCDF has a security interest, or contract to do any of the foregoing, outside of the ordinary course of business, without the prior written consent of NCDF in each instance.

7.15.           Severability.  The invalidity or unenforceability of any one or more provisions of this Agreement shall in no way affect any other provision.  If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents.

7.16.           Interpretation.  Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender.  The captions of the sections of this Agreement are for convenience only and do not define or limit any terms or provisions.  The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.” No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Agreement.

7.17.           Amendments.  This Agreement may not be modified or amended except by a written agreement signed by the Parties.

7.18.           Counterparts.  This Agreement and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts constitute one and the same document.

7.19.           Language of Agreement.  The language of this Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any party.

7.20.           Survival.  The representations, warranties, acknowledgments and agreements set forth herein shall survive the date of this Agreement.

7.21.           Further Performance.  Borrower, whenever and as often as requested by NCDF, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered such further instruments and documents and to do any and all things as may be reasonably requested in order to carry out the intent and purpose of this Agreement and the other Loan Documents.

7.22.           Time is of the Essence.  Time is of the essence in the performance of this Agreement and the other Loan Documents by Borrower, and each and every term thereof.

7.23.           Recitals; Exhibits.  The Recitals to this Agreement set forth above are true, complete, accurate and correct and such recitals are hereby incorporated by reference.  The exhibits to this Agreement are hereby incorporated by reference.

7.24.           Integration.  The Loan Documents (a) integrate all the terms and conditions mentioned in or incidental to this Agreement, (b) supersede all oral negotiations and prior writings with respect to their subject matter, including NCDF’s loan commitment to Borrower, and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties.  No representation, understanding, promise or condition shall be enforceable against any party unless it is contained in the Loan Documents.  If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any other Loan Document, the terms, conditions and provisions of this Agreement shall prevail.

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[SIGNATURES APPEAR ON FOLLOWING PAGE(S)]

IN WITNESS WHEREOF, Borrower and NCDF have executed this Agreement as of the date first above written.

BORROWER:

By:	/s/ Ralph Armijo
	Name:	Ralph Armijo
	Title:	Chief Executive Officer and President

NCDF

By:	/s/ John Vasquez
	Name:	John Vasquez
	Title:	Chairman and Majority Owner

GUARANTOR

By:	/s/ Ralph Armijo
Ralph Armijo, Personally as Guarantor

Exhibit A

PROMISSORY NOTE

U.S. $500,000.00	April 2, 2014

FOR VALUE RECEIVED, the undersigned, Aegis Identity Software, Inc., a Colorado corporation (“Maker”), whose address is 750 W. Hampden Ave., Suite 120, Englewood, CO 80110, promises to pay to the order of National Community Development Fund I, LLC, a Delaware limited liability company, whose current address is 11777 San Vicente Blvd, Suite 550, Los Angeles, CA 90049 (“Holder”) up to the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the “Principal Balance”), with interest at the rate of fifteen percent (15%) per annum, upon the following terms and conditions:

1.           Principal Advances.  Principal advances under this Promissory Note shall be made in two (2) tranches of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00).  The initial advance of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00) shall be made on April 2, 2014 (“Initial Advance”).  Holder may make additional advances to Maker under the Initial Advance from time to time, but in no event shall the principal balance of the Initial Advance exceed Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00).  The second advance of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00) shall be made on a date and time mutually agreeable between Maker and Holder but no later than ninety (90) days after the date of this Promissory Note (“Second Advance”).  Maker has the discretion to take the Second Advance, but is not required to do so.  Holder may make additional advances to Maker under the Second Advance from time to time, but in no event shall the principal balance of the Second Advance exceed Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00).  Notwithstanding anything contained herein to the contrary, the total amount advanced to Maker under this Promissory Note shall never exceed the Principal Balance.

2.           Interest Only Payments.  Amounts available to be advanced hereunder shall bear interest at the rate of fifteen percent (15%) per annum, calculated based on a three hundred sixty (360) day year of twelve (12), thirty (30) day months in accordance with the terms of this Section II.  Beginning on May 2, 2014, the Maker shall make equal, consecutive monthly payments of interest only equal to Three Thousand One Hundred Twenty-Five and No/100 Dollars ($3,125.00) until the Initial Advance is paid in full and no further advances under the Initial Advance are made.  Beginning on the date thirty (30) days after the Second Advance is made, the Maker shall make equal, consecutive monthly payments of interest only equal to Three Thousand One Hundred Twenty-Five and No/100 Dollars ($3,125.00) until the Second Advance is paid in full and no further advances under the Second Advance are made.

3.           Loan Term.  In addition to the security set forth in Section VI below, payments under the Initial Advance and the Second Advance shall be tied to and secured by the accounts receivable of specific contract(s) of Maker as determined by Holder in its sole discretion.  A portion of payments received under such contracts shall be paid to Maker as governed by the terms and conditions of lockbox agreements as determined by Holder in its sole discretion.  Notwithstanding anything contained herein to the contrary, a minimum of One Hundred Thousand and No/100 Dollars ($100,000.00) of the outstanding principal balance of the Initial Advance, shall be paid in full on July 2, 2014.  Notwithstanding anything contained herein to the contrary, the Second Advance, including all outstanding principal and interest, shall be paid in full on the date ninety (90) days after the date in which the Second Advance is made.  Notwithstanding anything contained herein to the contrary, any amounts owed herein shall be due and payable in full on October 2, 2014.  The total amount due and payable under the Note to the Holder on October 2, 2014, shall be equal to the total remaining due on such date under the Note including all principal and interest.

4.           Prepayment.  Advance payments or other additional payments may be made on this Promissory Note at any time without notice or penalty.  Each payment shall be applied first to the repayment of any late charges, then to the payment of accrued but unpaid interest on the outstanding Principal Balance, and then to the reduction of the outstanding Principal Balance.  Any prepayment made on the Promissory Note shall not postpone any succeeding payment due under the Promissory Note.

5.           Place of Payment.  Payments on this Promissory Note shall be payable at the address of the Holder first listed above or at such other place as the Holder of this Promissory Note may designate in writing.

6.           Guaranty and Security.  Repayment of the indebtedness evidenced by this Promissory Note is secured by: (a) the personal guaranty (the “Guaranty”) made by Ralph Armijo of even date herewith; and (b) certain contracts and accounts receivable of the Borrower and any proceeds related thereto set forth on Schedule A as mutually agreed and designated by the parties with an aggregate value of at least the Principal Balance, pursuant to the terms of the Security Agreement between Maker and Holder of even date herewith (the “Security Agreement”).

7.           Default.  The Maker shall be in default hereunder upon the occurrence of any one or more of the following events:

(a)           The non-payment when due of principal or interest as provided in this Note;

(b)           If the Maker shall be in breach of or in default under the Security Agreement;

(c)           If the Maker shall be in breach of or in default under that certain Loan Agreement between Maker and Holder of even date herewith;

(d)           If there shall be a breach of or a default under the Guaranty; or

(e)           If the Maker (i) applies for or consents to the appointment of, or if there shall be a taking of possession by, a receiver, custodian, trustee or liquidator for the Maker, or any material portion of its property; (ii) makes a general assignment for the benefit of creditors or becomes insolvent; (iii) files or is served with any petition for relief under the Bankruptcy Code or any similar federal or state statute and such petition shall not be dismissed within thirty (30) days; (iv) has any judgment or attachment or other levy against any material part of its property or assets; (v) unless being contested in good faith by the Maker, defaults with respect to any evidence of indebtedness or liability for borrowed money, or any such indebtedness shall not be paid as and when due and payable; or (vi) has assessed or imposed against it, or if there shall exist, any general or specific lien for any federal, state or local taxes or charges against, any of its property or assets.

Upon a default hereunder, the entire unpaid Principal Balance and interest accrued and unpaid thereon shall, without notice or demand, become immediately due and payable.

8.           Waiver of Demand, Presentment, Protest and Notice.  Maker hereby waives demand, presentment, protest and notice of nonpayment, notice of protest, and notice of nonpayment, notice of dishonor of, and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Promissory Note.

9.           Payment of Attorneys’ Fees on Default.  If this Promissory Note is forwarded to an attorney for collection after maturity hereof (whether by declaration, acceleration or otherwise), the Maker shall pay all costs and expenses of collection, including, but not limited to, a reasonable attorneys’ fee.

10.           Governing Law.  This Promissory Note shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws and decisions of the State of Colorado.

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11.           Notice.  Any notice required to be given hereunder shall be deemed to be given by personal delivery or mailing first class to:

11.1.           If to Maker:

Aegis Identity Software, Inc.
Attn: Ralph Armijo, President
750 W. Hampden Ave., Suite 120
Englewood, CO 80110

11.2.           If to Holder:

National Community Development Fund I, LLC,
Attn: John Vasquez
11777 San Vicente Blvd, Suite 550
Los Angeles, CA 90049

12.           Usury.  Anything to the contrary notwithstanding, the total liability for payments in the nature of interest hereunder shall not be in excess of the maximum amount permitted by applicable law.

13.           No Waiver.  Failure to accelerate the indebtedness evidenced hereby by reason of a default hereunder, acceptance of a past-due installment, or indulgences granted from time to time shall not be construed:

13.1.           as a novation of this Promissory Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Promissory Note; or

13.2.           to prevent the exercise of such right of acceleration or any other right granted hereunder by the laws of the State of Colorado.

Maker, any guarantor hereof, or any person assuming the obligations of Maker herein, hereby expressly waive the benefits of any statute or rule of law or equity now provided, or which may hereinafter be provided, which would produce a result contrary to or in conflict with the foregoing.  No extension of the time for the payment of this Promissory Note, nor any amendment or modification of any term or provision of this Promissory Note, nor the release or discharge of any security or collateral given to secure this Promissory Note, nor the release or discharge of any obligor, guarantor, or surety hereof, shall operate to release, discharge, modify, change, or affect the obligations of the Maker herein, or of any guarantor hereto or of any person assuming this Promissory Note, either in whole or in part, unless Holder agrees otherwise in writing. This Promissory Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

14.           Headings.  The paragraph headings are not to be construed as part of this Promissory Note, are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof.

[End of Page]

[Signature Page Follows]

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IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the day and year first above written.

“Maker”

Aegis Identity Software, Inc. a Colorado corporation

/s/ Ralph Armijo
Ralph Armijo
Chief Executive Officer and President

[Signature Page to Promissory Note of Aegis Identity Software, Inc., dated April 2, 2014]

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Exhibit B

GUARANTY

For the purpose of inducing National Community Development Fund I, LLC, a Delaware limited liability company, currently of 11777 San Vicente Blvd, Suite 550, Los Angeles, CA 90049 (“NCDFI”) to enter into that Promissory Note (the “Note”) dated April 2, 2014 among NCDF1 and Aegis Identity Software, Inc., a Colorado corporation, currently of 750 W. Hampden Ave., Suite 120, Englewood, CO 80110 (“Aegis”), Ralph Armijo, an individual, with a current address of 750 W. Hampden Ave., Suite 120, Englewood, CO 80110 (the “Guarantor”), in accordance with the terms of the Note, and on the faith of receiving this Guaranty, hereby covenant and agree with and to NCDFI as follows:

1.           The Guarantor hereby unconditionally, irrevocably and directly guarantees to NCDFI the prompt, punctual and full payment when due (whether by acceleration, declaration, demand, extension or otherwise) of all principal and interest, interest or principal, and of all other monies payable under the Note.

2.           Should Aegis for any reason fail to pay all or any part of the Note as and when due and payable (whether by acceleration, declaration, demand, extension or otherwise), the Guarantor promises to pay immediately the same to NCDFI at the address listed below for NCDFI or such other place as NCDFI may designate from time to time by written notice to Guarantor.

3.           Guarantor hereby waives demand, presentment for payment, protest, notice of dishonor and of protest, notice of acceptance of this Guaranty, and notice of default under the Note.

4.           As used herein, the singular number shall include the plural, the plural the singular and the term "person" shall include an individual, an association, a partnership, a trust and an organization.

5.           After a default under this Guaranty, NCDFI, at NCDFI’s option and without notice, may apply to the payment of the obligations of the Guarantor hereunder any moneys, credits and other property of any nature whatsoever of the Guarantor now or at any time hereafter in the possession of, in transit to or from, under the custody or control of, or on deposit with, NCDFI in any capacity whatsoever.  Any payment received by NCDFI from Aegis, or from any other source other than the Guarantor may be applied to the outstanding obligation on the Note in whatever order and manner NCDFI elects, and any payment received from the Guarantor may be applied to any of the Note obligations in whatever order and manner NCDFI elects.

6.           Any notice hereunder shall be in writing and shall be deemed delivered if delivered in person or sent by registered or certified mail, postage prepaid, return receipt requested, as follows, unless such address is changed by written notice hereunder:

If to NCDFI:

National Community Development Fund I, LLC
c/o John Vasquez
11777 San Vicente Blvd, Suite 550,
Los Angeles, CA 90049

If to the Guarantor:

Ralph Armijo
750 W. Hampden Ave., Suite 120,
Englewood, CO 80110

7.           No delay or failure on the part of NCDFI to exercise any of NCDFI’s options, powers, rights or remedies hereunder, under the Note, or now or hereafter existing at law or in equity or by statute or otherwise, or any partial or single exercise thereof, shall constitute a waiver thereof.  All such options, powers, rights and remedies are cumulative and may be exercised singly or concurrently and the exercise of any one or more of them will not be a waiver of any other.  No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by NCDFI unless the same shall be in writing, duly signed by NCDFI and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of NCDFI or the obligations of the Guarantor hereunder in any other respect at any other time.  This Guaranty shall be binding upon the guardians, heirs, personal and legal representatives, successors and assigns of the Guarantor and shall inure to the benefit of the guardians, heirs, personal and legal representatives and assigns of NCDFI.  The Guarantor shall not have the right to assign or transfer this Guaranty without the prior written consent of NCDFI, which consent can be unreasonably withheld or delayed.  NCDFI may assign this Guaranty without the consent of the Guarantor.

8.           This Guaranty shall be governed and construed in accordance with the laws of the State of Colorado and shall be deemed to be executed, delivered and accepted in the State of Colorado.

9.           If any provision of this Guaranty is held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein to the extent (but only to the extent) it is invalid, illegal or unenforceable.

The signatures and seals of the Guarantor are subscribed to this Guaranty with the intention of making it a sealed instrument, on this April 2, 2014.

/s/ Ralph Armijo
Ralph Armijo, individually

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Exhibit C

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Agreement”) is made this the April 2, 2014, by and between Aegis Identity Software, Inc., a Colorado corporation with a current address at 750 W. Hampden Ave., Suite 120, Englewood, CO 80110 (the “Debtor”), and National Community Development Fund I, LLC, a Delaware limited liability company, with a current address at 11777 San Vicente Blvd, Suite 550, Los Angeles, CA 90049 (the “Secured Party”).

Explanatory Statement

Contemporaneously with the execution, sealing, acknowledgment and delivery of this Agreement, the Secured Party agrees to accept a Promissory Note (“Note”) between the Secured Party and Debtor on even date herewith to evidence the payment amount due to the Secured Party.  The Secured Party agreed to accept the Note, as aforesaid, all upon the condition that this Agreement would be executed, sealed, acknowledged and delivered by the Debtor.

NOW, THEREFORE, in consideration of the Explanatory Statement, which shall be deemed to be a substantive part of this Agreement, and the mutual covenants, promises, agreements, representations and warranties hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant, promise, agree, represent and warrant as follows:

1.           Definitions.

All the terms herein that are defined by the Colorado Uniform Commercial Code (“Code”) shall have the same meanings as assigned to them by the Code unless, and to the extent, varied by this Agreement.  All accounting terms not specifically defined herein shall have the meanings assigned to them as determined by generally accepted accounting principles, consistently applied.  Unless the context otherwise requires, when used herein, the following terms shall have the following meanings:

1.1.           “Collateral” means any and all property of the Debtor in which a security interest is granted to the Secured Party in Section 2.

1.2.           “Liabilities” means, as at the date on which determined, (a) the unpaid principal balance of the Note (or any renewals or extensions thereof or substitutions therefor) plus accrued and unpaid interest thereon and any and all other sums payable under the Note, (b) all unpaid Related Expenses, and (c) any and all other obligations for the payment of money by the Debtor to the Secured Party and evidenced by, arid all other sums agreed to be paid by the Debtor to the Secured Party under or pursuant to this Agreement.

1.3.           “Person” means a corporation, an association, a partnership, an organization, a business, an individual or a government or political subdivision thereof or governmental agency.

1.4.           “Related Expenses” mean all expenses, charges, costs and fees (including reasonable attorneys’ fees and expenses) paid or incurred by or on behalf of the Secured Party after an Event of Default hereunder in connection with (a) the collection or enforcement of the Note or any of the Liabilities as provided herein; and (b) the creation, perfection, collection, maintenance, preservation, performance, taking possession, realization upon, disposition, sale or enforcement of all or any part of the Collateral and of the Secured Party’s lien and security interest therein or thereon as provided for herein.

1.5.           “Taxes” mean all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time shall have been assessed, levied, confirmed or imposed on the Debtor or any of their properties or assets or any part thereof or in respect of any of its respective franchises, businesses, income or profits, and all claims for sums which by law have or shall have become a lien or charge upon any of the properties or assets.

2.           Collateral.

As security and collateral for the payment as and when due and payable of all the Liabilities, the Debtor hereby grants to the Secured Party and agrees that the Secured Party shall have a lien on and a continuing security interest in certain contracts and accounts receivable of the Borrower and any proceeds related thereto set forth in Schedule A as mutually agreed and designated in writing by the Parties with an aggregate value of at least the principal balance of the Note.

3.           Representations and Warranties.

The Debtor represents and warrants to the Secured Party, as at the date hereof and for so long as this Agreement shall remain in effect, that:

3.1.           Authority.  Debtor is the lawful owner of the Collateral.  Debtor has the full power and authority to enter into and perform this Agreement, to execute, acknowledge, seal and deliver the Note, if executed by the Debtor, and to incur the obligations provided for therein and herein.

3.2.           Binding Agreement.  This Agreement and the Note constitute the valid and legally binding obligations of the Debtor, fully enforceable against the Debtor in accordance with their terms.

3.3.           Encumbrances.  The Collateral is free and clear of all pledges, liens, security interests and other encumbrances of every nature whatsoever, except those made in favor of the Secured Party as provided in this Agreement or approved by the Secured Party in writing, or which have been previously consented to by Secured Party.  Debtor has not made, nor will it any time make, any agreement pledging or creating any liens upon the Collateral, whether superior or subordinate to the security interest granted hereby in favor of the Secured Party.

4.           Events of Default.

The occurrence of any one or more of the following events (herein sometimes referred to as an “Event of Default”, “default”, or a “Default”) shall at the option of the Secured Party constitute a Default hereunder, and all such Events of Default are individually and collectively included in the terms “Default” or “default” as used herein:

4.1.           If the Debtor shall fail to pay principal or interest or principal and interest or any other monies in respect of any of the Liabilities, including, but not limited to, the Note, when and as due and payable;

4.2.           If a default as defined in the Note occurs or exists;

4.3.           If the Debtor shall fail to duly perform, comply with or observe any of the promises or agreements of this Agreement, and such failure shall not be cured (if curable) within fifteen (15) days following the giving of written notice thereof from the Secured Party to the Debtor.

5.           Rights and Remedies.

If any one or more Events of Default shall occur, then in each and every such case, the Secured Party at its option may at any time thereafter exercise or enforce any rights with respect to the Collateral hereinbefore set forth and any of the following rights and remedies:

5.1.           Acceleration.  Declare without further notice to the Debtor all of the Liabilities (including, but not limited to, the Note) to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with accrued and unpaid interest thereon.

5.2.           Uniform Commercial Code.  In addition to all other rights and remedies which it may have, proceed under the Code and in conjunction therewith the Secured Party shall have any and all of the rights and remedies granted to a secured party under the Code.

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5.3.           Appointment of Receiver.  Following an Event of Default, as a matter of right, the Secured Party shall be entitled to the appointment of a receiver for the Collateral, and the Debtor hereby consents to the appointment of such a receiver and will not oppose any such appointment.  Any receiver so appointed shall have such powers as may be conferred by the appointment authorities including any or all of the powders, rights and remedies which the Secured Party is authorized to exercise by this Agreement, and shall have the right to incur such obligations and to issue such certificates therefor as the appointment authority shall authorize.

6.           Miscellaneous.

6.1.           Survival.  All covenants, promises, agreements, representations and warranties made herein shall survive the execution, acknowledgment and delivery of the Note and this Agreement.

6.2.           Notices.  All notices, writings and other communications required under this Agreement to be in writing shall be given by mailing the same first class registered or certified U.S. mail, return receipt requested, postage prepaid, if to the Secured Party, at 11777 San Vicente Blvd, Suite 550, Los Angeles, CA 90049, and if to the Debtor, at 750 W. Hampden Ave., Suite 120, Englewood, CO 80110; or at such other address as the Debtor or the Secured Party shall have furnished to the other in writing.  Any notice, writing, or other communication shall be deemed given and received when mailed as foresaid.

6.3.           Change, etc.  Neither this Agreement nor any representation, warranty, promise, covenant or agreement hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom such change, waiver, discharge or termination is sought.

6.4.           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

6.5.           Terms Binding.  All of the terms, conditions, stipulations, warranties, representations and covenants of this Agreement shall apply to and be binding upon, and shall inure to die benefit of the Debtor and the Secured Party and each of their respective personal and legal representatives, guardians, heirs, successors and permitted assigns, but the Debtor shall not have the right to assign or transfer this Agreement to any Person without the prior written consent of the Secured Party, which consent cannot be unreasonably withheld or delayed. The Secured Party may assign this Agreement without the consent of the Debtor.

6.6.           Subject to Applicable Law.  All rights, powers and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, illegal and unenforceable under the provisions of any applicable law.  If any term of this Agreement shall be held to be invalid, illegal and unenforceable, the validity of the other terms of this Agreement shall not be affected thereby, which consent shall not be unreasonably withheld.

6.7.           Number.  Whenever used herein, the singular number shall include the plural and the plural the singular.

6.8.           Headings.  The Section and subsection headings in this Agreement are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

6.9.           Additional Agreements.  Upon the payment in full of the Debtor’s Liabilities, the payment of all other sums payable hereunder, and the performance and compliance by the Debtor with all of the promises, agreements, covenants, representations and warranties contained in this Agreement and the Note, this Agreement shall terminate and the Secured Party, at the expense of the Debtor, will execute, seal and deliver to the Debtor such instruments or documents acknowledging the satisfaction and termination of this Agreement, including, but not limited to, termination statements, and will duly assign, transfer and deliver to the Debtor, such of the Collateral as has not theretofore been sold or otherwise released pursuant to this Agreement.

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6.10.           Financing Statements; Further Actions.  Upon request of Secured Party (but without obligation to request), Debtor hereby agrees to execute and deliver to the Secured Party UCC-I Financing Statements.  Further, at any time and from time to time, upon request of the Secured Party, Debtor will immediately give, execute, file and/or record any notice, financing statements, continuation of statements, instruments, documents or agreements that the Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder which the Secured Party may consider necessary or desirable to exercise or enforce its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Secured Party is authorized: to file and/or record with respect to the Collateral one or more financing statements, continuation statements or other documents without the signature of Debtor and to name therein Debtor as debtor and the Secured Party as secured party; and correct or complete, or cause to be corrected or completed, any financing statements, continuation statements, or other such documents as have been filed naming Debtor as debtor and the Secured Party as secured party.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Debtor and Secured Party have caused this Agreement to be executed, sealed and attested by its duly authorized officers, the day and year first written above.

“Debtor”:

/s/ Ralph Armijo
Aegis Identify Software, Inc. a Colorado corporation
By: Ralph Armijo, Chief Executive Officer and President

“Secured Party”

/s/ John Vasquez
National Community Development Fund I, LLC
By: John Vasquez, Chairman and Majority Owner

[Signature page of Security Agreement between Aegis Identity Software, Inc. and National Community Development Fund I, LLC dated April 2, 2014]

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ASSIGNMENT OF COLLATERAL

National Community Development Fund I, LLC, the undersigned (“NCDF”), as party to that certain Loan Agreement dated April 2, 2014 attached hereto as Exhibit A (the “Loan Agreement”), hereby assigns and endorses over to, CapStar Holdings, I, LLC (“CapStar”), all the right, title and interest of NCDF, including, but not limited to the rights to enforce all the default provisions directly against a party, in the following:

•	Loan Agreement dated April 2, 2014 between NCDF and Aegis Identity Software, Inc., (“Aegis”), including all ancillary documentation of the Loan Agreement, including but not limited to:
•	Promissory Note (“Note”) dated April 2, 2014 between NCDF and Aegis attached hereto as Exhibit B for the purpose of identifying same.
•
Security Agreement dated April 2, 2014 between NCDF and Aegis acting as security for the Loan Agreement (“Security Agreement”).  A copy of the Security Agreement is attached hereto as Exhibit C for the purpose of identifying same.

•	Individual Guaranty of Ralph Armijo acting as security for the Loan Agreement (the “Guaranty”). A copy of the Guaranty is attached hereto as Exhibit D for the purpose of identifying same,
•	All rights, title and interest of NCDF in the issuance of Units of Aegis to NCDF as such term “Unit” is defined in the Loan Agreement.

NCDF hereby represents that it has full and valid right to make the assignments of the Loan Agreement, Note Security Agreement, Guaranty and issuance of Units described in this instrument, along with all rights of improvement thereto.

NCDF shall agree to indemnify CapStar and its members, managers, officers employees, representatives, or assignees from any and all claims, demands, losses, damages, causes of action, costs and expenses of every kind or character, actions, suits, obligations, duties, responsibilities, agreements and liabilities whatsoever, whether legal or equitable, whether known or unknown, and whether liquidated or unliquidated, including attorneys’ fees and expenses, and any other related damages, costs or expenses among them, which may result from an act or transaction for which CapStar and its members, managers, officers employees, representatives and assignees could be found liable which occurred as a result of NCDF’s act or omission regarding the Loan Agreement, and the ancillary documents thereto, including, but not limited to the Note, Security Agreement and Guaranty.

Dated: 4/12/14	National Community Development Fund I, LLC a Colorado limited liability company

	By:	/s/ John Vasquez
John Vasquez, Chairman and Majority Owner

STATE OF Colorado	)
)SS
COUNTY OF Broomfield	)

Acknowledged before me, a Notary Public, by John Vasquez, Chairman of National Community Development Fund I, LLC on April 2, 2014.

My Commission Expires:

TRACEY BASSETT	/s/ Tracey Bassett
NOTARY PUBLIC	Notary Public
STATE OF COLORADO
NOTARY ID 20054023387
MY COMMISSION EXPIRES JUNE 13, 2017

PROMISSORY NOTE

U.S. $500,000.00	April 2, 2014

FOR VALUE RECEIVED, the undersigned, National Community Development Fund I, LLC, a Delaware limited liability company (“Maker”), whose address is 11777 San Vicente Blvd Suite 550, Los Angeles, CA 90049, promises to pay to the order of CapStar Holdings I, LLC, a California limited liability company, whose current address is 11777 San Vicente Blvd Suite 550, Los Angeles, CA 90049 (“Holder”) the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the “Principal Balance”), with interest at the rate of fifteen percent (15%) per annum, upon the following terms and conditions:

1.           Principal Advances.  Principal advances under this Promissory Note shall be made in two (2) tranches of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00).  The initial advance of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00) shall be made on April 2, 2014 (“Initial Advance”).  Holder may make additional advances to Maker under the Initial Advance from time to time, but in no event shall the principal balance of the Initial Advance exceed Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00).  The second advance of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00) shall be made on a date and time mutually agreeable between Maker and Holder but no later than ninety (90) days after the date of this Promissory Note (“Second Advance”).  Maker has the discretion to take the Second Advance, but is not required to do so.  Holder may make additional advances to Maker under the Second Advance from time to time, but in no event shall the principal balance of the Second Advance exceed Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00).  Notwithstanding anything contained herein to the contrary, the total amount advanced to Maker under this Promissory Note shall never exceed the Principal Balance.

2.           Interest Only Payments.  Amounts available to be advanced hereunder shall bear interest at the rate of fifteen percent (15%) per annum, calculated based on a three hundred sixty (360) day year of twelve (12), thirty (30) day months in accordance with the terms of this Section II.  Beginning on May 2, 2014, the Maker shall make equal, consecutive monthly payments of interest only equal to Three Thousand One Hundred Twenty-Five and No/100 Dollars ($3,125.00) until the Initial Advance is paid in full and no further advances under the Initial Advance are made.  Beginning on the date thirty (30) days after the Second Advance is made, the Maker shall make equal, consecutive monthly payments of interest only equal to Three Thousand One Hundred Twenty-Five and No/100 Dollars ($3,125.00) until the Second Advance is paid in full and no further advances under the Second Advance are made.

3.           Loan Term.  Notwithstanding anything contained herein to the contrary, any amounts owed herein shall be due and payable in full on October 2, 2014.  The total amount due and payable under the Note to the Holder on October 2, 2014, shall be equal to the total remaining due on such date under the Note including all principal and interest.

4.           Prepayment.  Advance payments or other additional payments may be made on this Promissory Note at any time without notice or penalty.  Each payment shall be applied first to the repayment of any late charges, then to the payment of accrued but unpaid interest on the outstanding Principal Balance, and then to the reduction of the outstanding Principal Balance.  Any prepayment made on the Promissory Note shall not postpone any succeeding payment due under the Promissory Note.

5.           Place of Payment.  Payments on this Promissory Note shall be payable at the address of the Holder first listed above or at such other place as the Holder of this Promissory Note may designate in writing.

6.           Guaranty and Security.  Repayment of the indebtedness evidenced by this Promissory Note is secured by the assignment of: (a) the Loan Agreement between Maker and AEGIS Identity Software, Inc., (“AEGIS”) of even date herewith and all ancillary documentation thereto; (b) the Promissory Note between Maker and AEGIS of even date herewith; (c) the personal guaranty (the “Guaranty”) made by Ralph Armijo of even date herewith as security to the Loan Agreement; and (d) certain contracts and accounts receivable of AEGIS pursuant to the terms of the Security Agreement between Maker and AEGIs of even date herewith (the “Security Agreement”).

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7.           Default.  The Maker shall be in default hereunder upon the occurrence of any one or more of the following events:

7.1.           The non-payment when due of principal or interest as provided in this Note;

7.2.           If the Maker (i) applies for or consents to the appointment of, or if there shall be a taking of possession by, a receiver, custodian, trustee or liquidator for the Maker, or any material portion of its property; (ii) makes a general assignment for the benefit of creditors or becomes insolvent; (iii) files or is served with any petition for relief under the Bankruptcy Code or any similar federal or state statute and such petition shall not be dismissed within thirty (30) days; (iv) has any judgment or attachment or other levy against any material part of its property or assets; (v) unless being contested in good faith by the Maker, defaults with respect to any evidence of indebtedness or liability for borrowed money, or any such indebtedness shall not be paid as and when due and payable; or (vi) has assessed or imposed against it, or if there shall exist, any general or specific lien for any federal, state or local taxes or charges against, any of its property or assets.

Upon a default hereunder, the entire unpaid Principal Balance and interest accrued and unpaid thereon shall, without notice or demand, become immediately due and payable.

8.           Waiver of Demand, Presentment, Protest and Notice.  Maker hereby waives demand, presentment, protest and notice of nonpayment, notice of protest, and notice of nonpayment, notice of dishonor of, and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Promissory Note.

9.           Payment of Attorneys’ Fees on Default.  If this Promissory Note is forwarded to an attorney for collection after maturity hereof (whether by declaration, acceleration or otherwise), the Maker shall pay all costs and expenses of collection, including, but not limited to, an attorneys’ fee in the amount of fifteen percent (15%) of the then unpaid Principal Balance and interest accrued under this Promissory Note.

10.           Governing Law.  This Promissory Note shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws and decisions of the State of Colorado.

11.           Notice.  Any notice required to be given hereunder shall be deemed to be given by personal delivery or mailing first class to:

11.1.           If to Maker:

National Community Development Fund I, LLC
a Delaware limited liability company
Attn: John Vasquez
11777 San Vicente Blvd Suite 550
Los Angeles, CA 90049

11.2.           If to Holder:

CapStar Holdings I, LLC
Attn: Alan Goodman
11777 San Vicente Blvd Suite 550
Los Angeles, CA 90049

12.           Usury.  Anything to the contrary notwithstanding, the total liability for payments in the nature of interest hereunder shall not be in excess of the maximum amount permitted by applicable law.

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13.           No Waiver.  Failure to accelerate the indebtedness evidenced hereby by reason of a default hereunder, acceptance of a past-due installment, or indulgences granted from time to time shall not be construed:

13.1.           as a novation of this Promissory Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Promissory Note; or

13.2.           to prevent the exercise of such right of acceleration or any other right granted hereunder by the laws of the State of Colorado.

Maker, any guarantor hereof, or any person assuming the obligations of Maker herein, hereby expressly waive the benefits of any statute or rule of law or equity now provided, or which may hereinafter be provided, which would produce a result contrary to or in conflict with the foregoing.  No extension of the time for the payment of this Promissory Note, nor any amendment or modification of any term or provision of this Promissory Note, nor the release or discharge of any security or collateral given to secure this Promissory Note, nor the release or discharge of any obligor, guarantor, or surety hereof, shall operate to release, discharge, modify, change, or affect the obligations of the Maker herein, or of any guarantor hereto or of any person assuming this Promissory Note, either in whole or in part, unless Holder agrees otherwise in writing. This Promissory Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

14.           Headings.  The paragraph headings are not to be construed as part of this Promissory Note, are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof.

IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the day and year first above written.

“Maker”

National Community Development Fund I, LLC a Delaware limited liability company

/s/ John Vasquez
John Vasquez, Chairman and Majority Owner

[Signature Page to Promissory Note of National Community Development Find I, LLC, dated April 2, 2014]

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Exhibit D

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERS UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Date of Issuance: May 7, 2014	Number of Shares: 500,000 (subject to adjustment)

AEGIS IDENTITY SOFTWARE, INC.

COMMON STOCK PURCHASE WARRANT

Aegis Identity Software, Inc., a Colorado Corporation, (the “Company”), for value received, hereby certifies that CapStar Holdings I, LLC, a California limited liability company, its successors and or its registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to Five Hundred Thousand (500,000) shares of Common Stock of the Company (“Common Stock”), at a purchase price of Fifty Cents ($0.50) per share, subject to adjustment as hereinafter provided, at any time after the date hereof and on or before ten (10) years from the date of issuance hereof. The number of shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Stock” and the “Purchase Price,” respectively.

1.           Exercise.

1.1.           This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

1.2.           Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above.  At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

1.3.           Company Call Option.  In the event the fair market value (as determined in good faith by the Board of Directors) of one share of Common Stock is greater than or equal to $4.00 then the Company may, in its sole discretion, provide written notice to Registered Holder demanding the exercise of this Warrant.  As soon as practicable after delivery of such notice Registered Holder agrees to surrender this Warrant, with the purchase form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, together with the Purchase Price pursuant to Section 1(a).  From the date of the written notice forward until this Warrant is surrendered for a certificate representing shares of Common Stock, this Warrant will represent the number of shares of Common Stock into which the Warrant is then converted.  The date of the written notice by the Company will be the exercise date for this Warrant so exercised.

1.4.           As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(a)      a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled; and

(b)      in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

2.      Adjustments.

2.1.           If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.  If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.  When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment by (ii) the Purchase Price in effect immediately after such adjustment.

2.2.           In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraph (a), and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

2.3.           When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.  Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall he exercisable following the occurrence of any of the events specified in Section 2(a) or (b) above.

3.      Transfers.

3.1.           Subject to the provisions of Section 3(b) hereto, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

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3.2.           Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable Blue Sky or state securities law then in effect; or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

3.3.           Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.4.           The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant.  Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

4.      No Impairment.  The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

5.      Liquidating Dividends.  If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a “Liquidating Dividend”), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Stock purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such shares of Warrant Stock immediately prior to the date on which a record was taken for such Liquidating Dividend or, if no record was taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution were determined.

6.      Notices of Certain Transactions.

6.1.           So long as Registered Holder holds this Warrant and/or any of the Warrant Stock, the Company shall deliver to Registered Holder promptly after mailing, copies of all notices or other written communications to the shareholders of the Company.

6.2.           In case:

(a)      the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purposes of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities; or

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(b)      of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

(c)      of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; (b) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which holders shall be holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion). Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

7.      Reservation of Stock.  The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

8.      Exchange of Warrants.  Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

9.      Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10.      Mailing of Notices.  Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient when delivered personally or sent by facsimile or electronic mail with written confirmation or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company; and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

11.      No Rights as Stockholder.  Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12.      No Fractional Shares.  No fractional shares of Common Stock will be issued in connection with any exercise hereunder.  In lieu of any fractional shares, which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company’s Board of Directors,

13.      Amendment or Waiver.  Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

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14.      Headings.  The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

15.      Governing Law.  This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Colorado, without giving effect to principles of conflicts of law.  In case any provision of this Warrant shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Warrant shall not in any way be affected or impaired thereby.

16.      Entire Agreement.  Except as otherwise set forth herein, this Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

AEGIS IDENTITY SOFTWARE, INC., A COLORADO CORPORATION

By:	/s/ Ralph Armijo
Ralph Armijo, Chief Executive Officer

Address:	750 W. Hampden Ave., Suite 120
Englewood, CO 80110

Date of Issuance and Date of Signature:	May 7, 2014

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EXHIBIT A

PURCHASE FORM

To: Aegis Identity Software, Inc., a Colorado corporation

Dated: ________________

1.           The undersigned hereby elects to purchase _____________________ shares of the Common Stock covered by the attached Warrant pursuant to the terms thereof and tenders herewith payment in cash, check or wire transfer in the amount of $__________ representing the purchases price of such shares in full (the “Shares”).

2.           The undersigned hereby makes the following representations in connection with the purchase of the Shares pursuant to the terms of this Warrant:

(a)           the Shares, when issued, will not be (or will be in the foreseeable future) registered under the Securities Act or any state or foreign securities laws;

(b)           the Shares cannot be sold unless they are registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available;

(c)           the undersigned must bear the economic risks of the investment in the Shares for an indefinite period of time because they have not been registered under the Securities Act or any state securities laws;

(d)           the Company is the only person which may register the Shares under the Securities Act and state securities statutes and the Company has not made any representations to the undersigned regarding the registration of any such securities or compliance with Regulation A or some other exemption under the Securities Act;

(e)           the undersigned will not sell or attempt to sell the Shares without registration under the Securities Act and any applicable state securities laws, unless exemptions from such registration requirements are available and the undersigned has satisfied the Company that an exemption is available for such sale;

(f)           the Company shall have the right to bar the transfer of the Shares unless such transfer is permitted under the Securities Act;

(g)           the undersigned is familiar with the definition of “accredited investor” under the Securities Act, and, by signing this purchase form, represents and warrants to the Company that he is an “accredited investor”; and

(h)           the undersigned (i) has received current information about the business, financial condition and management of the Company and been given the opportunity to ask questions and receive answers from management as it has deemed necessary or appropriate, (ii) understands there can be no assurance that the Company will be able to close any future funding or generate sufficient cash from operations in order to pay all of its obligations, (iii) understands the purchase of the Shares involves a significant risk, (iv) the Shares are a suitable investment for him, taking into consideration the investigation that he has made and further represents he has sufficient knowledge and experience in financial and business matters so that it is capable of evaluating the merits and risks of purchasing the Shares.

3.           Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

Name:

Address:

Signature:

Address:

6

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated; _______________	Signature:

Name/Title:

Witness

PRINT NAME OF WITNESS

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Date of Issuance: July 23, 2014	Number of Shares: 500,000 (subject to adjustment)

AEGIS IDENTITY SOFTWARE, INC.

COMMON STOCK PURCHASE WARRANT

Aegis Identity Software, Inc., a Colorado Corporation, (the “Company”), for value received, hereby certifies that CapStar Holdings I, LLC, a California limited liability company, its successors and or its registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to Five Hundred Thousand (500,000) shares of Common Stock of the Company (“Common Stock”), at a purchase price of Fifty Cents ($0.50) per share, subject to adjustment as hereinafter provided, at any time after the date hereof and on or before ten (10) years from the date of issuance hereof. The number of shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Stock” and the “Purchase Price,” respectively.

1.           Exercise.

1.1.           This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

1.2.           Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above.  At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

1.3.           Company Call Option.  In the event the fair market value (as determined in good faith by the Board of Directors) of one share of Common Stock is greater than or equal to $4.00 then the Company may, in its sole discretion, provide written notice to Registered Holder demanding the exercise of this Warrant.  As soon as practicable after delivery of such notice Registered Holder agrees to surrender this Warrant, with the purchase form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, together with the Purchase Price pursuant to Section 1(a).  From the date of the written notice forward until this Warrant is surrendered for a certificate representing shares of Common Stock, this Warrant will represent the number of shares of Common Stock into which the Warrant is then converted.  The date of the written notice by the Company will be the exercise date for this Warrant so exercised.

1.4.           As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(a)      a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled; and

(b)      in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section I (a) above.

2.      Adjustments.

2.1.           If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.  If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.  When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment by (ii) the Purchase Price in effect immediately after such adjustment.

2.2.           In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraph (a), and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

2.3.           When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.  Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in Section 2(a) or (b) above.

3.      Transfers.

3.1.           Subject to the provisions of Section 3(b) hereto, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

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3.2.           Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable Blue Sky or state securities law then in effect; or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

3.3.           Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.4.           The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant.  Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

4.      No Impairment.  The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

5.      Liquidating Dividends.  If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a “Liquidating Dividend”), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Stock purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such shares of Warrant Stock immediately prior to the date on which a record was taken for such Liquidating Dividend or, if no record was taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution were determined.

6.      Notices of Certain Transactions.

6.1.           So long as Registered Holder holds this Warrant and/or any of the Warrant Stock, the Company shall deliver to Registered Holder promptly after mailing, copies of all notices or other written communications to the shareholders of the Company.

6.2.           In case:

(a)      the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purposes of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities; or

(b)      of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

3

(c)      of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; (b) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which holders shall be holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion). Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

7.      Reservation of Stock.  The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

8.      Exchange of Warrants.  Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

9.      Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof a new Warrant of like tenor.

10.      Mailing of Notices.  Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient when delivered personally or sent by facsimile or electronic mail with written confirmation or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company; and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

11.      No Rights as Stockholder.  Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12.      No Fractional Shares.  No fractional shares of Common Stock will be issued in connection with any exercise hereunder.  In lieu of any fractional shares, which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company’s Board of Directors.

13.      Amendment or Waiver.  Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

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14.      Headings.  The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

15.      Governing Law.  This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Colorado, without giving effect to principles of conflicts of law.  In case any provision of this Warrant shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Warrant shall not in any way be affected or impaired thereby.

16.      Entire Agreement.  Except as otherwise set forth herein, this Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

AEGIS IDENTITY SOFTWARE, INC., A COLORADO CORPORATION

By:	/s/ Ralph Armijo
Ralph Armijo, Chief Executive Officer

Address:	750 W. Hampden Ave., Suite 120
Englewood, CO 80110

Date of Issuance and Date of Signature:	7-23-14

5

EXHIBIT A

PURCHASE FORM

To: Aegis Identity Software, Inc., a Colorado corporation

Dated: ________________

4.           The undersigned hereby elects to purchase _____________________ shares of the Common Stock covered by the attached Warrant pursuant to the terms thereof and tenders herewith payment in cash, check or wire transfer in the amount of $__________ representing the purchases price of such shares in full (the “Shares”).

5.           The undersigned hereby makes the following representations in connection with the purchase of the Shares pursuant to the terms of this Warrant:

(a)           the Shares, when issued, will not be (or will be in the foreseeable future) registered under the Securities Act or any state or foreign securities laws;

(b)           the Shares cannot be sold unless they are registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available;

(c)           the undersigned must bear the economic risks of the investment in the Shares for an indefinite period of time because they have not been registered under the Securities Act or any state securities laws;

(d)           the Company is the only person which may register the Shares under the Securities Act and state securities statutes and the Company has not made any representations to the undersigned regarding the registration of any such securities or compliance with Regulation A or some other exemption under the Securities Act;

(e)           the undersigned will not sell or attempt to sell the Shares without registration under the Securities Act and any applicable state securities laws, unless exemptions from such registration requirements are available and the undersigned has satisfied the Company that an exemption is available for such sale;

(f)           the Company shall have the right to bar the transfer of the Shares unless such transfer is permitted under the Securities Act;

(g)           the undersigned is familiar with the definition of “accredited investor” under the Securities Act, and, by signing this purchase form, represents and warrants to the Company that he is an “accredited investor”; and

(h)           the undersigned (i) has received current information about the business, financial condition and management of the Company and been given the opportunity to ask questions and receive answers from management as it has deemed necessary or appropriate, (ii) understands there can be no assurance that the Company will be able to close any future funding or generate sufficient cash from operations in order to pay all of its obligations, (iii) understands the purchase of the Shares involves a significant risk, (iv) the Shares are a suitable investment for him, taking into consideration the investigation that he has made and further represents he has sufficient knowledge and experience in financial and business matters so that it is capable of evaluating the merits and risks of purchasing the Shares.

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6.           Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below.

Name:

Address:

Signature:

Address:

7

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated; _______________	Signature:

Name/Title:

Witness

PRINT NAME OF WITNESS

8

Schedule A – Contracts

Account Name	Contract Value

Radford University (May 24, 2013)
PS — Trident	$106,000
PS — SSO	$18,000

IlliniCloud (September 20, 2013)	$25,000

Queen’s University (December 3, 2013)
PS — Trident	$180,000
Assessment	$8,000
Training	$8,000

Colorado State University Global (January 21, 2014)
PS — SSO	$33,000

Chicago State University (January 27, 2014)
PS — Trident	$178,200

California State University, San Bernardino (January 30, 2014)
Assessment	$85,000

Colorado School of Mines (February 24, 2014)
Training	$5,000
Assessment	$5,000
PS — Trident	$166,000